EXHIBIT 10.44

AMENDMENT TO THE
HERCULES INC. EMPLOYEE PENSION RESTORATION PLAN
WHEREAS, Valvoline LLC (“Valvoline”) sponsors for the benefit of certain of its employees the Hercules, Inc. Employee Pension Restoration Plan (the “Restoration Plan”); and
WHEREAS, benefits within the Restoration Plan are tied to benefits within the Ashland Hercules Pension Plan (the “Pension Plan”); and
WHEREAS, benefit accrual under the Pension Plan will be frozen as of September 30, 2016; and
WHEREAS, Valvoline desires to also cease future benefit accrual under the terms of the Restoration Plan effective as of September 30, 2016 (the “Effective Date”);
NOW, THEREFORE, the Restoration Plan shall be amended as follows:
I.    Paragraph 5 of the Restoration Plan shall be amended to add the following to the end thereof:
Notwithstanding the foregoing, service of a Participant for Valvoline, LLC (or any entity within the controlled group of Valvoline LLC as determined in accordance with Section 414 of the Code) following September 30, 2016 shall not be included in determining the benefit payable under the terms of the Restoration Plan; except to the extent such service provides for, under the Pension Plan, an additional benefit.
II.    Paragraph 7 of the Restoration Plan shall be amended to add the following to the end thereof:
Notwithstanding the foregoing, Pensionable compensation under the Restoration Plan shall not include any compensation received following September 30, 2016.
III.    Paragraph 9(a) of the Restoration Plan shall be amended to add the following to the end thereof:
For the purpose of determining whether a Participant separates from service, so long as a Participant remains a service provider (within the terms of Code section 409A) for Valvoline LLC or Ashland LLC (or any entity within the controlled group of such entity determined in accordance with Section 414 of the Code), the Participant shall not be deemed to have incurred a separation from service.
IV.    In all other respect the Plan shall remain unchanged.
(Signature Page Below)

EXHIBIT 10.44

IN WITNESS WHEREOF, this amendment to the Plan has been is executed this 30th day of September, 2016, to be effective as of the date indicated above.

On Behalf of Valvoline LLC

/s/ Peter J. Ganz
By:__________________________________________
Peter J. Ganz
Senior Vice President, General Counsel and Secretary
Ashland Global Holdings Inc.